UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 16, 2024

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 953-7000

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 16, 2024, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2024 Annual Meeting”) to (1) elect nine directors to hold office until the Company’s 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 28, 2024; and (3) approve an advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2024 Annual Meeting.

At the close of business of March 22, 2024, the record date of the 2024 Annual Meeting, an aggregate of 8,661,738 shares of the Company’s common stock were issued and outstanding. At the meeting, 7,125,613 shares of the Company’s common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2024 Annual Meeting, the Company’s stockholders voted as follows:

(1)	For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes	Broker Non- Votes
Anuj Dhanda	6,174,536	320,696	630,381
Dominic DiNapoli	5,638,197	857,035	630,381
Kim S. Fennebresque	5,661,664	833,568	630,381
Keith A. Haas	6,393,628	101,604	630,381
Mitchell B. Lewis	6,022,124	473,108	630,381
Shyam K. Reddy	6,409,959	85,273	630,381
J. David Smith	6,387,536	107,696	630,381
Carol B. Yancey	6,410,339	84,893	630,381
Marietta Edmunds Zakas	6,185,984	309,248	630,381

(2)	For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 28, 2024:

For	Against	Abstain
7,083,064	41,950	599

(3)	For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2024 Annual Meeting:

For	Against	Abstain	Broker Non-Votes
6,227,216	264,458	3,558	630,381

Accordingly, the Company’s stockholders elected the nine director nominees and approved proposals 2 and 3 at the 2024 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 21, 2024	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
President and Chief Executive Officer